Retirement Class HNHYX
Institutional Class HYFAX
Administrative Class HYFRX
Investor Class HYFIX
Harbor High-Yield Bond Fund

Supplement to Summary Prospectus dated March 1, 2020
May 1, 2020
Effective immediately, Jordan N. Barrow joins Mark R. Shenkman, Justin W. Slatky, Eric Dobbin, Robert S. Kricheff, and Neil Wechsler, as a co-portfolio manager for Harbor High-Yield Bond Fund.
The following is added to the “Portfolio Management" section on page 4 of the Summary Prospectus:
Portfolio Managers
Jordan N. Barrow, CFA Shenkman Capital Management, Inc.
Mr. Barrow is a Senior Vice President and Portfolio Manager of Shenkman Capital and has co-managed the Fund since 2020. Mr. Barrow has been involved in portfolio management for the Fund since 2019.
Investors Should Retain This Supplement For Future Reference
S0520.SP.HYB